UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2022 (February 9, 2022)

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

1770 Hempstead Road Lancaster, PA	17605
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AFI	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2022, the Board of Directors (the “Board”) of Armstrong Flooring, Inc. (the “Company”) approved certain modifications to the incentive program for certain key employees, including the Company’s named executive officers.

The Board approved the (i) accelerated payment of certain outstanding long-term cash incentive compensation opportunities and (ii) prepayment of 25% of each named executive officer’s target 2022 annual and long-term incentive compensation. Such amounts must generally be repaid by the named executive officer if he or she voluntarily resigns employment or is terminated for cause prior to periodic vesting dates (which continue through June 30, 2023). Any remaining repayment obligation will lapse upon the consummation of a sale of the Company.

In addition, in lieu of the remainder of each named executive officer’s 2022 annual and long-term incentive opportunities, he or she may earn an incentive bonus equal to 75% of his or her target 2022 annual incentive and 25% of his or her 2022 target long-term incentive award upon a consummation of a sale of the Company and, in the case of the portion of the bonus replacing his or her annual incentive opportunity, subject to the achievement of certain performance metrics established by the Management Development and Compensation Committee of the Board.

The foregoing summary of the material terms of the modifications to the incentive program does not purport to be complete and is subject to, and qualified in its entirety by reference to, the form agreement to be filed by the Company with its Quarterly Report on Form 10-Q for the quarter ending March 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Christopher S. Parisi
Christopher S. Parisi
Senior Vice President, General Counsel & Secretary

Date: February 15, 2022